EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Announces Agreement to Divest Ohio Dispensary

Transaction Supports Balance Sheet Flexibility & Strategic Growth Initiatives

Las Vegas, NV and Vancouver, B.C., CANADA (July 24, 2023) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operations-focused cannabis company, is pleased to announce that the Company’s wholly owned subsidiary, DEP Nevada, Inc. (“DEP”) has entered into an equity purchase agreement with FarmaceuticalRX, LLC (the “Purchaser”), whereby DEP agrees to sell all of the issued and outstanding interests, equity, or profit interests (the “Interests”) in NMG OH 1, LLC (“NMG OH”), which owns and operates the Body and Mind Ohio dispensary, to the Purchaser.

The total consideration for the transaction is US$8.225 million in cash proceeds at closing with an additional US$2.5 million in potential contingent proceeds; please see additional details below.

“Ohio was our first dispensary operation and we’ve been proud to serve the Elyria community and grow the business significantly”, stated Michael Mills CEO of Body and Mind. “As the Ohio market develops, there are improved economics for full vertical operations and we elected to capitalize on the opportunity to monetize this asset; we intend to use the proceeds from the sale of NMG OH to improve our balance sheet, focus on developing New Jersey and Illinois, and be positioned with greater flexibility to be opportunistic with our operating capabilities as the cannabis market continues to evolve. I would like to thank our dispensary team who have worked to build high-trust relationships with our patients, and I would also like to express our gratitude to the team at Bengal Capital for their strategic advice and support throughout the transaction and planning process”. “We constructed and opened the Ohio dispensary soon after the Ohio medical program commenced and developed significant retail capabilities since 2019,” stated Trip Hoffman, COO of Body and Mind. “While I have some disappointment divesting the Ohio dispensary and saying goodbye to the team, I’m excited about our current developing opportunities in Illinois and New Jersey and creating flexibility to evaluate new opportunities.”

“We are thrilled to jumpstart the expansion of our retail platform in Ohio with the acquisition of this leading Body and Mind dispensary in Elyria, Ohio,” stated Rebecca Myers, CEO of FarmaceuticalRX, LLC and FXR Dispensaries. “Body and Mind joins our top-rated FRX dispensary in East Liverpool and our soon to open FRX dispensary in Cuyahoga Falls as we expand our retail presence to reach more Ohio patients. At FRX Dispensaries, we are dedicated to providing a great experience to each and every patient that walks through our doors and to offering best in class products to our Ohio patients. Our FRX Dispensaries Team is excited to join forces with the Body and Mind Team at this top dispensary,” Ms. Myers continued.

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Transaction Details

The Ohio dispensary opened in 2019 and is being sold to FarmaceuticalRx LLC, a rapidly growing cannabis retail chain, for an initial purchase price for the Interests of US$8.225 million, which includes a deposit of US$250,000 already paid by the Purchaser to DEP, subject to adjustments based on estimated closing indebtedness, estimated transaction expenses, estimated closing cash, and a working capital adjustment. The remaining proceeds of US$7.975 million, subject to adjustment, will be paid on closing, which shall occur on the first day of the month following State of Ohio regulatory approval as well as satisfaction or waiver of all other closing conditions. The transaction also includes a contingent US$2.5 million bonus payment to DEP for each additional dispensary license granted to NMG OH by the State of Ohio Board of Pharmacy in the future, but will exclude any adult use license for the existing license held by NMG OH and current lease location.

About Body and Mind Inc.

BaM is an operations-focused cannabis company with active retail operations in Ohio, Arkansas, Illinois and California, pending retail operations in Illinois and New Jersey, and craft cultivation and/or processing operations in Nevada, Ohio and Arkansas. We work daily to increase our market share through delighting customers while also continuing to hone our operational efficiencies to drive profits. We are primarily guided by the metric of return on investment. Currently, we believe the most significant return on investment projects in front of us are successful retail cannabis store launches in Illinois and New Jersey, which augment our existing retail footprint. We also believe that our team’s core operational skillsets will create significant future shareholder value as the cannabis industry matures.

About FRX Dispensaries & FARMACEUTICALRX, LLC

FRX Dispensaries, a fast-growing specialty craft cannabis retailer founded as part of FARMACEUTICALRX, promotes a high touch experience for customers, provides specialty craft and certified organic products to patients, creates healing opportunities for customers, nurtures under-resourced communities and is committed to actively protecting the planet. Since opening its doors in 2019, FRX Dispensaries has served thousands of patients and is a leader in providing innovative access to cannabis by offering in-person and virtual pharmacist consultations, mobile pre-ordering, and convenient drive through service and curbside pickup. FRX locations offer a wide variety of products and award-winning brands including FARMACEUTICALRX’s certified organic premium craft flower and focuses on providing best in class products for customers. More information is available at FRXHealth.com and FARMACEUTICALRX.com.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM

Twitter: @bodyandmindBaM

For further information, please contact:

Investor Relations

Jody Kane

+1 475 477 9402

jody.kane@harbor-access.com

Company Contact:

Michael Mills

CEO

Tel: 800-361-6312

ir@bodyandmind.com

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Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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